Loan and Interest expense	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
Loan and Interest expense

7. Loan and Interest expense

In March 2025, we incurred debt for the first time in our $3 million from an unrelated third party which carries simple interest at 12% per annum and repayable in equal monthly repayments over a period of two years. This loan was to fund our acquisition of 2,850 units of Antminer S19XP for the new project in Memphis.

The repayment amount for each period is $125,000 with interest of $30,000, starting from April 2025.

As of December 31,2025, the balance of long-term loans and short-term loans are $375,000 and $1,500,000, respectively.